HOUSEHOLD FINANCE CORPORATION
HFC CARD FUNDING CORPORATION
HOUSEHOLD CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1995-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement, dated as of December
1, 1995 (the "Pooling and Servicing Agreement"), by and among HFC Card Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1.Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2.Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.The undersigned is a Servicing Officer.

4.This Certificate relates to the Distribution Date occurring on January 16, 2001

5.Trust Information.

(a)The aggregate amount of Collections processed for the Due Period
preceding such Distribution Date was equal to	$123,643,615.94

(b)The aggregate amount of such Collections with respect to Principal
Receivables for the Due Period preceding such Distribution Date was
equal to	$93,496,160.39
(i)The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ], is	8.658%

(c)The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Due Period preceding
such Distribution Date was equal to	$30,147,455.55

(i)The gross cash yield, [ ((ii)+(iii)+(iv)+(v)+(vii)) * 12 / (f) ], is	25.614%

(ii)The amount of such aggregate with respect to Finance Charge was equal to	$23,876,747.36

(iii)The amount of such aggregate with respect to Fees was equal to	$4,103,064.05

(iv)The amount of such aggregate with respect to Interchange was equal to	$1,247,868.45

(v)The amount of such aggregate with respect to Other Recoveries was equal to	$46,797.00

(vi)The amount of such aggregate with respect to Principal Recoveries was equal to	$199,502.00

(d)The Gross Defaulted Amount for the preceding Due Period is	$7,713,749.80
(i)The annualized default rate, (d) *12 / (f), is	6.598%

(ii)The annualized net default rate, [(d)-(c)(vi)] *12 / (f), is	6.427%

(e)The Portfolio Yield for such Distribution Date [c(i) - d(ii)]	19.187%

(f)The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period or, if there were Additions or Removals during the Due
Period, the average balance for such Due Period is equal to	$1,403,021,624.24

(g)The total amount of Principal Receivables as of the last day of the
Immediately preceding Due Period is	$1,413,275,497.06

(h)The total amount of Principal Receivables in the Trust at the beginning
of the preceding Due Period	$1,403,021,624.24

(k)The total amount of Finance Charge and Administrative Receivables in the
Trust as of the last day of the immediately preceding Due Period is (excludes discount option)	$49,805,946.16

(l)The aggregate outstanding gross balance of the Accounts which were one payment (1-29 days) delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to	$72,742,373.27

(m)The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to	$24,242,179.05

(n)The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to	$40,648,599.17

(m)The aggregate amount of Trust Excess Principal Collections for such
Distribution Date is	$71,417,883.65

(n)The aggregate amount of Principal Shortfalls for such Distribution Date is	$88,785,460.90

(o)The Discount Option Date is	June 1, 1997

(p)The Discount Percentage	3.000%

6.Group One Information

(a)The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
rate agreements, if any ) is equal to	7.202%

(b)Group One Total Investor Collections is equal to	$27,362,385.50

(c)Group One Investor Principal Collections is equal to	$20,690,740.60

(d)Group One Investor Finance Charge and Administrative Collections is equal to	$6,671,644.91

(e)Group One Investor Additional Amounts is equal to	$0.00

(f)Group One Investor Default Amount is equal to	$1,707,056.16

(g)Group One Investor Monthly Fees is equal to	$554,365.56

(h)Group One Investor Monthly Interest is equal to	$1,755,963.70

7.Series 1995-1 Information

(a)The Series Adjusted Portfolio Yield for the Due Period preceding such
Distribution Date was equal to	17.911%

(b)The Series 1995-1 Allocation Percentage with respect to the Due
Period preceding such Distribution Date was equal to	23.874%

(c)The Floating Allocation Percentage for the Due Period preceding such
Distribution Date was equal to	92.694%

(d)The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due Period preceding
such Distribution Date is equal to	$6,671,644.91

(e)The Floating Allocation Percentage of Series Allocable Finance
Charge and Administrative Collections for the Due Period preceding
such Distribution Date is equal to	$6,671,644.91

(f)Class A Invested Amount	$0.00

(g)The Class A Invested Percentage with respect to the Due Period
preceding such Distribution Date was equal to	$0.175

(h)The Class A Invested Percentage of the amount set forth in Item 7(d)
above was equal to	$1,170,044.09

(i)The amount of Class A Monthly Interest for such Distribution Date is
equal to	$0.00

(j)The amount of any Class A Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00

(k)The amount of Class A Additional Interest for such Distribution Date
is equal to	$0.00

(l)The amount of any Class A Additional Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00

(m)The Class A Investor Default Amount for such Distribution Date is
equal to	$299,376.09

(n)The Allocable Servicing Fee for such Distribution Date is equal to	$554,365.56

(o)The Class A Required Amount, if any, with respect to such
Distribution Date is equal to	$0.00

(p)Class B Invested Amount	$214,286,000.00

(q)The Class B Invested Percentage for the Due Period preceding such
Distribution Date was equal to	64.42%

(r)The Class B Invested Percentage of the amount set forth in Item 7(d)
above is equal to	$4,298,126.89

(s)The amount of Class B Monthly Interest for such Distribution Date is
equal to	$1,344,763.70

(t)The amount of any Class B Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00

(u)The amount of Class B Additional Interest for such Distribution Date
is equal to	$0.00

(v)The amount of any Class B Additional Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00

(w)Class B Investor Default Amount for such Distribution Date is equal
to	$1,099,750.37

(x)The Collateral Invested Percentage of the amount set forth in Item 7(d)
above is equal to	$1,203,473.92

(y)The Series 1995-1 Principal Shortfall for such Distribution Date is
equal to	$88,785,460.90

(z)The Series 1995-1 Excess Principal Collections is equal to	$88,785,460.90

(aa)The amount of Excess Finance Charge and Administrative Collections
with respect to such Distribution Date is equal to	$4,473,139.56

(bb)The amount of Excess Finance Charge and Administrative Collections
referred to in Item 7(aa) will be available to be distributed on such
Distribution Date to fund or reimburse the following items:

(i)to fund the Class A Required Amount, if any, with
respect to such Distribution Date	$0.00

(ii)to reimburse Class A Investor Charge-Offs	$0.00

(iii)to pay current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount	$0.00

(iv)to fund the Class B Investor Default Amount with
respect to such Distribution Date	$1,099,750.37

(v)to reimburse certain previous reductions in the Class B
Invested Amount	$0.00

(vi)to pay the Collateral Monthly Interest for such Distribution
Date equal to	$411,200.00

(vii)to pay any portion of the Allocable Servicing Fee not
paid pursuant to clause (i) above	$0.00

(viii)to fund the Collateral Investor Default Amount with
respect to such Distribution Date	$307,929.69

(ix)to make any required deposit in the Cash Collateral Account	$0.00

(cc)The amount of Subordinated Principal Collections with respect to such
Distribution Date is equal to	$17,062,088.42

(dd)The Principal Allocation Percentage is equal to	92.69%

(gg)The total amount to be distributed to Class A Certificateholders on
such Distribution Date in payment of principal is equal to	$0.00

(hh)The total amount to be distributed to Class B Certificateholders on
such Distribution Date in payment of principal is equal to	$107,143,000.00

(ii)The amount of Class A Investor Charge-Offs for such Distribution
Date is equal to	$0.00

(jj)The total amount of reimbursements of Class A Investor Charge-Offs
for such Distribution Date is equal to	$0.00

(kk)The amount of Class B Investor Charge-Offs and other reductions in
the Class B Invested Amount for such Distribution Date is equal to	$0.00

(ll)The total amount of reimbursements of Class B Investor Charge-Offs
for such Distribution Date is equal to	$0.00

(mm)The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to	$0.00

(nn)The Class B Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to	$107,143,000.00

(oo)The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
from the Collateral Account) was equal to	$60,000,000.00

(pp)The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the
Collateral Account and payments to the Collateral Interest Holder on
such Distribution Date, will be equal to	$60,000,000.00

(qq)The ratio of the Required Collateral Amount to the Class B Invested Amount
as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
Collateral Interest Holder on such Distribution Date, will be equal to	56.000%

(rr)The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest
to Class B Certificateholders on such Distribution Date, will be equal to	$0.00

8.Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default
amounts) prior to making distributions on such Distribution Dates is equal to	$111,553,223.20

9.The total amount to be allocated according to the terms of the Collateral
Agreement on such Distribution Date is equal to	$3,065,459.50

10.Total amount to be distributed from the Collection Account to the
Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
Series against deposits to the Collection Account) is equal to	$0.00

11.As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such
Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if any, to remedy such default
and (iii) the current status of each such default; if applicable, insert "None".	None

12.As of the date hereof, to the best knowledge of the undersigned, no
Amortization Event has been deemed to have occurred on or prior to
such Distribution Date.	$0.00

13.As of the date hereof, to the best knowledge of the undersigned, no
Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
consists of : ____________________________________________).	$0.00

14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the amounts specified to be paid to the
Transferor, the Servicer, the Collateral Interest Holder and the Certificateholders
are all in accordance with the requirements of the Pooling and
Servicing Agreement.	$0.00

*Approximately $1.7 billion of receivables was removed from the Trust in
November 1998 to facilitate Household's strategy to sharpen the focus of its U.S.
Bankcard business by de-emphasizing non-core Mastercard/Visa activities. The removal favorably impacted the annualized net default rate of the Trust.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 16th day of January, 2001.

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
Servicing Officer
0

Household Finance Corporation
HFC Card Funding Corporation	December 2000
Household Credit Card Master Trust I , Series 1995-1	Jan 16, 2001

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest	$0.000000000
2. Principal distribution per $1,000 interest	$0.000000000
3. Interest distribution per $1,000 interest	$0.000000000
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR	6.71%
(b) Spread	0.17%
(c) Class A Certificate Rate	6.88%
2. Beginning Principal Amount	$0.00
3. Days in Interest Period	32
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections	$123,643,615.94
(b) Collections of Finance Charge and Administrative Receivables	$30,147,455.55
(c) Collections of Principal	$93,496,160.39

2. Allocation of Receivables
(a) Class A Invested Percentage	17.54%
(b) Principal Allocation Percentage	92.69%

3. Delinquent Balances
(a) Delinquent 5 - 29 days	$72,742,373.27
4.83%
(b) Delinquent 30 - 59 days	$24,242,179.05
1.61%
(c) Delinquent 60+ days	$40,648,599.17
2.70%

4. Class A Investor Default Amount	$299,376.09

5. Class A Investor Charge-offs; Reimbursement of Charge-offs
(a) Class A Investor Charge-offs, if any, for the Distribution Date	$0.000000000
(b) The amount of Item 5.(a) per $1,000 interest	$0.000000000
(c) Total reimbursed to Trust in respect of Class A Investor Charge-offs	$0.000000000
(d) The amount of Item 5.(c) per $1,000 interest	$0.000000000
(e) The amount, if any, by which the outstanding principal balance of the	$0.000000000
Class A Certificates exceeds the class A Invested Amount as of the end of the Distribution Date

6. Allocable Servicing Fee paid for the Distribution Date	$554,365.56

7. Deficit Controlled Amortization Amount for the Distribution Date	$0.000000000

8. Discount Option Date	$35,582.000000000

9. Discount Percentage	3.00%

D.Class A Pool Factor	$0.000000000

E. Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period	$1,413,275,497.06
2. Finance Charge and Administrative Receivables as of the last day	$49,805,946.16
of the preceding Due Period

F.Class B Certificates
1. Class B Invested Amount as of the end of the Distribution Date	$107,143,000.00
2. Available Collateral Invested Amount as of the end of the Distribution Date	$60,000,000.00

Household Finance Corporation
HFC Card Funding Corporation
Household Credit Card Master Trust I , Series 1995-1

CLASS B CERTIFICATEHOLDER'S STATEMENT

A.Information Regarding Distributions

1. Total distribution per $1,000 interest	$506.275555556
2. Principal distribution per $1,000 interest	$500.000000000
3. Interest distribution per $1,000 interest	$6.275555556

B. Calculation of Class B Interest

1. Calculation of Class B Certificate Rate
(a) One-month LIBOR	6.71%
(b) Spread	0.35%
(c) Class B Certificate Rate	7.06%
2. Beginning Invested Amount	$214,286,000.00
3. Days in Interest Period	32

C. Performance of Trust

1. Collections of Receivables
(a) Total Collections	$123,643,615.94
(b) Collections of Finance Charge and Administrative Receivables	$30,147,455.55
(c) Collections of Principal	$93,496,160.39

2. Allocation of Receivables
(a) Class B Invested Percentage	64.42%
(b) Principal Allocation Percentage	92.69%

3. Delinquent Balances

(a) Delinquent 5 - 29 days	$72,742,373.27
4.83%
(b) Delinquent 30 - 59 days	$24,242,179.05
1.61%
(c) Delinquent 60+ days	$40,648,599.17
2.70%

4. Class B Investor Default Amount	$1,099,750.37

5. Class B Investor Charge-offs; Reimbursement of Charge-offs

(a) Class B Investor Charge-offs, if any, for the Distribution Date	$0.00
(b) The amount of Item 5.(a) per $1,000 interest	$0.00
(c) Total reimbursed to Trust in respect of Class B Investor Charge-offs	$0.00
(d) The amount of Item 5.(c) per $1,000 interest	$0.00
(e) The amount, if any, by which the outstanding principal balance of the	$0.00
Class B Certificates exceeds the Class B Invested Amount as of the end of the Distribution Date

6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the end of the Distribution Date	$0.00
(b) Available Cash Collateral Amount as a percent of the Class B	$0.00
Invested Amount, each at the end of the Distribution Date

7. Available Collateral Invested Amount	$60,000,000.00

8. Deficit Controlled Amortization Amount for the Distribution Date	$0.00

9. Discount Option Date	June 1, 1997

10. Discount Percentage	3.00%

D.Class B Pool Factor	$0.500000000

E. Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period	$1,413,275,497.06
2. Finance Charge and Administrative Receivables as of the last day	$49,805,946.16